                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 333-17217

EQ Advisors Trust(SM)

PROSPECTUS DATED MAY 1, 2001
--------------------------------------------------------------------------------

This Prospectus describes the seven (7) Portfolios* offered by EQ Advisors Trust and the Class IB shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.








             DOMESTIC PORTFOLIOS               INTERNATIONAL STOCK PORTFOLIOS
--------------------------------------------   -------------------------------
       EQ/Alliance Growth and Income**              EQ/Alliance Global**
            EQ/AXP New Dimensions                EQ/Alliance International**
         EQ/AXP Strategy Aggressive
                                                   FIXED INCOME PORTFOLIO
                                               -------------------------------
                                                 EQ/Alliance Quality Bond**

                                                  BALANCED/HYBRID PORTFOLIO
                                               -------------------------------
                                               EQ/Alliance Growth Investors**

* All of these Portfolios may not be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

** Effective May 18, 2001 and the names of all of the Portfolios will include
   "EQ/".
--------------------------------------------------------------------------------

YOU SHOULD BE AWARE THAT THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE INVESTMENT MERIT OF THESE PORTFOLIOS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Version 23

Overview
--------------------------------------------------------------------------------

EQ ADVISORS TRUST

This Prospectus tells you about the seven (7) current Portfolios of EQ Advisors Trust ("Trust") and the Class IB shares offered by the Trust on behalf of each Portfolio. The Trust is an open-end management investment company. Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Prospectus. Each of the current Portfolios of the Trust are diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contract" or collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC") as well as insurance companies that are not affiliated with Equitable or EOC ("non-affiliated insurance companies") and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

Equitable currently serves as the Manager of the Trust. In such capacity, subject always to the direction and control of the Trustees of the Trust, the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify existing Advisory Agreements with Advisers;
(iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser.

Information about the Advisers for each Portfolio is contained in the description concerning that Portfolio in the section entitled "About the Investment Portfolios." The Manager recommends Advisers for each Portfolio to the Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser's skills in managing assets pursuant to specific investment styles and strategies. The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. Subject to approval by the Board of Trustees, the Manager has been granted relief by the Securities and Exchange Commission ("SEC") ("Multi-Manager Order") that enables the Manager without obtaining shareholder approval to: (i) select new or additional Advisers for each of the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers.

Table of contents


--------------------------------------------------------------------------------

 1. SUMMARY INFORMATION CONCERNING EQ
    ADVISORS TRUST                             4
 2. ABOUT THE INVESTMENT PORTFOLIOS            8
    DOMESTIC PORTFOLIOS                       10
      EQ/Alliance Growth and Income           10
      EQ/AXP New Dimensions                   12
      EQ/AXP Strategy Aggressive              13
    INTERNATIONAL STOCK PORTFOLIOS            14
      EQ/Alliance Global                      14
      EQ/Alliance International               16
    FIXED INCOME PORTFOLIO                    18
      EQ/Alliance Quality Bond                18
    BALANCED/HYBRID PORTFOLIO                 20
      EQ/Alliance Growth Investors            20
 3. MORE INFORMATION ON PRINCIPAL RISKS       22
 4. MANAGEMENT OF THE TRUST                   25
    The Trust                                 25
    The Manager                               25
    Expense Limitation Agreement              26
    The Advisers                              26
    The Administrator                         26
    The Transfer Agent                        27
    Brokerage Practices                       27
    Brokerage Transactions with Affiliates    27
 5. FUND DISTRIBUTION ARRANGEMENTS            28
 6. PURCHASE AND REDEMPTION                   29
 7. HOW ASSETS ARE VALUED                     30
 8. TAX INFORMATION                           31
 9. FINANCIAL HIGHLIGHTS                      32
10. PRIOR PERFORMANCE OF EACH ADVISER         39

1. Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------

The following chart highlights the seven (7) Portfolios described in this Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks," which more fully describes each of the principal risks, is provided beginning on page 22.


EQ ADVISORS TRUST DOMESTIC PORTFOLIOS

PORTFOLIO                         INVESTMENT OBJECTIVE(S)
---------                         -------------------------------------
EQ/ALLIANCE GROWTH AND INCOME     Seeks to provide a high total return through investments primarily in dividend paying stocks of good quality, although the Portfolio also may invest in fixed-income and convertible securities

EQ/AXP NEW DIMENSIONS             Seeks long-term growth of capital

EQ/AXP STRATEGY AGGRESSIVE        Seeks long-term growth of capital


EQ ADVISORS TRUST INTERNATIONAL STOCK PORTFOLIOS

PORTFOLIOS                        INVESTMENT OBJECTIVE(S)
----------                        -----------------------
EQ/ALLIANCE GLOBAL                Seeks long-term growth of capital


EQ/ALLIANCE INTERNATIONAL         Seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies with prospects for growth

PRINCIPAL INVESTMENT STRATEGIES                                          PRINCIPAL RISKS
-------------------------------                                          ---------------
Stocks and securities convertible into stocks (including junk bonds)     General investment, convertible securities,
                                                                         leveraging, derivatives, foreign securities, junk
                                                                         bond, and fixed income risks

Common stocks of companies showing the potential for significant         General investment, growth investing and foreign
growth (often including securities of companies operating in areas       securities risks
with dynamic economic and technological changes occurring and foreign markets)

Equity securities of growth companies the Adviser chooses based on:      General investment, growth investing, small-cap and
(i) consideration of opportunities and risks within growing industries   mid-cap company and foreign securities risks
and new technologies; (ii) aggressive growth prospects; and (iii)
identification of small and medium capitalization companies with effective management, financial strength and competitive market positions

PRINCIPAL INVESTMENT STRATEGIES                                          PRINCIPAL RISKS
-------------------------------                                          ---------------
Equity securities of U.S. and established foreign companies (including   General investment, growth investing, foreign
shares of other mutual funds investing in foreign securities), debt      securities, liquidity, and derivatives risks
securities, derivatives, and securities lending

Equity securities of non-U.S. companies (including those in emerging     General investment, foreign securities, liquidity,
markets securities) or foreign government enterprises (including         growth investing, leveraging, and derivatives risks
other mutual funds investing in foreign securities), debt securities, derivatives, and securities lending)

EQ ADVISORS TRUST FIXED INCOME PORTFOLIO

PORTFOLIO                        INVESTMENT OBJECTIVE(S)
---------                        -----------------------
EQ/ALLIANCE QUALITY BOND         Seeks to achieve high current income consistent with preservation of capital by investing primarily in investment grade fixed income securities



EQ ADVISORS TRUST BALANCED/HYBRID PORTFOLIO

PORTFOLIO                        INVESTMENT OBJECTIVE(S)
---------                        -----------------------
EQ/ALLIANCE GROWTH INVESTORS     Seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk


PRINCIPAL INVESTMENT STRATEGIES                                         PRINCIPAL RISKS
-------------------------------                                         ---------------
Investment-grade debt securities rated at least BBB/Baa or unrated      General investment, fixed income, convertible
securities of comparable quality at the time of purchase, convertible   securities, leveraging, derivatives, securities
debt securities, preferred stock, dividend-paying common stocks,        lending, portfolio turnover, zero coupon and
foreign securities, the purchase or sale of securities on a             pay-in-kind securities and foreign securities risks
when-issued, delayed-delivery or forward commitment basis,
derivatives, and securities lending

PRINCIPAL INVESTMENT STRATEGIES                                         PRINCIPAL RISKS
-------------------------------                                         ---------------
Equity securities (including foreign stocks, preferred stocks,          General investment, asset allocation, fixed income,
convertible securities, securities of small and medium-sized            leveraging, derivatives, liquidity, convertible
companies) and debt securities (including foreign debt securities and   securities, small-cap and mid-cap company, securities
junk bonds), derivatives, and securities lending                        lending, junk bond, portfolio turnover, and foreign
                                                                        securities risks

2. About the investment portfolios
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.


GENERAL INVESTMENT RISKS

Each of the Portfolios is subject to the following risks:

ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

MARKET RISK: You could lose money over short periods due to fluctuation in a Portfolio's share price in reaction to stock or bond market movements, and over longer periods during extended market downturns.

SECURITY SELECTION RISK: There is the possibility that the specific securities selected by a Portfolio's Adviser will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.


THE BENCHMARKS

The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios' annualized rates of return are net of:
(i) its investment management fees; and (ii) its other expenses. These rates are not the same as of the actual return you would receive under your Contract.


Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

THE LEHMAN AGGREGATE BOND INDEX ("Lehman Aggregate Bond") is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).


THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX ("Lehman Gov't/Corp") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ("MSCI World") is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.

THE RUSSELL 1000(Reg. TM) VALUE INDEX ("Russell 1000 Value") is an unmanaged list of common stocks that measures the performance of Russell 1000 Index companies with lower price to book ratios and lower forecasted earnings. The Russell 1000(Reg. TM) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. For a description of the Russell 3000 Index see "The Russell 3000 Index" below. It is compiled by the Frank Russell Company.

THE RUSSELL 3000(TM) INDEX ("Russell 3000 Index") is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which representss approximately 98% of the investable U.S. equity market. It is compiled by the Frank Russell Company.

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

THE VALUE LINE CONVERTIBLE INDEX ("Value Line Convertible") is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.


"Blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000 or 50% S&P 500/50% Lehman Gov't/Corp) assume a static mix of the two indices. We believe that these indices reflect more closely the market sectors in which certain Portfolios invest.

70% S&P 500 INDEX 30% LEHMAN GOV'T/CORP. INDEX is made up of 70% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 30% of the Lehman Government/Corporate Index, which represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

75% S&P 500 INDEX/25% VALUE LINE CONVERTIBLE INDEX is made up of 75% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 25% of the Value Line Convertible Index, which is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.

DOMESTIC PORTFOLIOS

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide a high total return through investments primarily in dividend paying stocks of good quality, although the Portfolio also may invest in fixed-income and convertible securities.


THE INVESTMENT STRATEGY

The Portfolio seeks to maintain a portfolio yield above that of issuers comprising the S&P 500 and to achieve (in the long run) a rate of growth in Portfolio income that exceeds the rate of inflation. The Portfolio will generally invest in common stocks of "blue chip" issuers, i.e., those:

o that have a total market capitalization of at least $1 billion;

o that pay periodic dividends; and

o whose common stock is in the highest four issuer ratings for S&P (i.e., A+, A, B or B+) or Moody's (i.e., high grade, investment grade, upper medium grade or medium grade) or, if unrated, is determined to be of comparable quality by the Adviser.

It is expected that on average the dividend rate of these issuers will exceed the average rate of issuers constituting the S&P 500.

The Portfolio may also invest without limit in securities convertible into common stocks, which include convertible bonds, convertible preferred stocks and convertible warrants. The Portfolio may also invest up to 30% of its total assets in high yield, high risk convertible securities rated at the time of purchase below investment grade (i.e., rated BB or lower by S&P or Ba or lower by Moody's, or, if unrated, determined by the Adviser to be of comparable quality).

The Portfolio does not expect to invest more than 25% of its total assets in foreign securities, although it may do so without limit. It may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on currencies for hedging purposes.

The Portfolio may also write covered call and put options on securities and securities indexes for hedging purposes or to enhance its return and may purchase call and put options on securities and securities indexes for hedging purposes. The Portfolio may also purchase and sell securities index futures contracts and may write and purchase options thereon for hedging purposes.

When market or financial conditions warrant, the Portfolio may invest in certain money market instruments for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.


THE PRINCIPAL RISKS
This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 22.

 o Convertible Securities Risk

 o Derivatives Risk

 o Fixed Income Risk

    Junk Bond Risk

 o Foreign Securities Risk

 o Leveraging Risk


PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last seven calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Growth and Income Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance and Growth Income Portfolio) whose inception date is October 1, 1993. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                   CALENDAR YEAR ANNUAL TOTAL RETURN

                              1994    -0.8%
                              1995    23.8%
                              1996    19.8%
                              1997    26.6%
                              1998    20.6%
                              1999    18.37%
                              2000    8.68%

 Best quarter (% and time period)    Worst quarter (% and time period)
 26.2% (1998 4th Quarter)            (15.09)% (1998 3rd Quarter)

                       AVERAGE ANNUAL TOTAL RETURNS*
                                                                  SINCE
                                      ONE YEAR    FIVE YEARS    INCEPTION
                                      --------    ----------    ---------
 EQ/Alliance Growth and Income
    Portfolio - Class IB Shares          8.68%     18.67%         15.71%
 S&P 500 Index**                        (9.10)%    18.33%         17.44%
 Russell 1000 Value Index**,***          7.01%     16.91%         16.11%
 75% S&P 500 Index/25%
    Value Line Convertible**            (8.52)%    15.67%         15.47%

  * For periods prior to the inception of Class IB Shares (May 1, 1997), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

 ** For more information on this index, see the preceding section "The
    Benchmarks."

*** We believe that this index reflects more closely the market sectors in which the Portfolio invests.



WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

PAUL RISSMAN has been the person responsible for the day-to-day management of the Portfolio since 1996. Mr. Rissman, a Senior Vice President of Alliance, has been associated with Alliance since 1989.

EQ/AXP NEW DIMENSIONS PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.


THE INVESTMENT STRATEGY

The Portfolio primarily invests in common stocks of companies showing the potential for significant growth. These companies often operate in areas where dynamic economic and technological changes are occurring. The Portfolio may also invest up to 30% of its total assets in foreign securities.

The Portfolio's Adviser selects investments by:

o identifying companies the Adviser believes have above-average long-term growth potential based on: effective management; financial strength; and competitive market position; and

o considering opportunities and risks with respect to interest rate and economic forecasts both domestically and abroad.

In evaluating whether to sell a security, the Adviser considers, among other factors, whether:

o the security is overvalued relative to alternative investments;

o the company has met the Adviser's earnings and/or growth expectations;

o political, economic, or other events could affect the company's performance;

o the Adviser wishes to minimize potential losses (i.e., in a market down-turn); and

o the Adviser identifies a more attractive opportunity.

Although not a primary investment strategy, the Portfolio also may invest in other instruments, such as money market securities, preferred stocks, debt obligations (of any rating), and convertible securities. Additionally, the Portfolio may utilize derivative instruments (such as options and futures contracts) to produce incremental earnings, hedge existing positions and increase flexibility.

When market or financial conditions warrant, the Portfolio may invest more of its assets in money market securities for temporary or defensive purposes. During these times, the Portfolio may make frequent securities trades that could cause the Portfolio to incur additional transaction costs that could be passed through to shareholders. Such investment strategies could result in the Portfolio not achieving its investment objective.


THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 22.

o Growth Investing Risk

o Foreign Securities Risk

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is September 1, 2000. Therefore, no prior performance information is available.


WHO MANAGES THE PORTFOLIO

AMERICAN EXPRESS FINANCIAL CORPORATION ("AEFC"), 200 AXP Financial Center, Minneapolis, MN 55474. AEFC has been the Adviser to the Portfolio since the Portfolio commenced operations. AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. AEFC has provided financial services since 1894. In addition to offering mutual funds, its family of companies also offers insurance, annuities, investment certificates and a broad range of financial management services.

GORDON FINES is principally responsible for the day-to-day management of the Portfolio. Mr. Fines, a Vice President and senior portfolio manager of AEFC, has been associated with AEFC since 1981. Doug Guffy and Anne Obermeyer serve as portfolio managers and have been associated with AEFC since 1994 and 1984, respectively.

EQ/AXP STRATEGY AGGRESSIVE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.


THE INVESTMENT STRATEGY

The Portfolio primarily invests in securities of growth companies. Under normal market conditions, at least 65% of the Portfolio's total assets are invested in equity securities. The selection of common stocks is the primary decision in building the investment portfolio.


In pursuit of the Portfolio's goal, the Adviser chooses equity investments by:

o considering opportunities and risks within growing industries and new technologies;

o selecting companies that the Adviser believes have aggressive growth prospects; and

o identifying small and medium capitalization companies with: effective management, financial strength, and competitive market position. Small and medium capitalization companies are those whose market capitalization is similar to the market capitalization of companies in the Russell MidCap Growth Index.

In evaluating whether to sell a security, the Adviser considers, among other factors, whether:

o the security is overvalued relative to other potential investments;

o the security has reached the Adviser's price objective;

o the company's characteristics change;

o the company has met the Adviser's earnings and/or growth expectations;

o political, economic, or other events could affect the company's performance;

o the Adviser wishes to minimize potential losses (i.e., in a market down-turn);

o the Adviser wishes to lock in profits;

o the Adviser identifies a more attractive investment opportunity; and

o the company or the security continue to meet the other standards described above.

Although not a primary investment strategy, the Portfolio also may invest in foreign securities, money market securities, debt obligations (rated B or higher), derivative instruments (such as options and futures contracts), and convertible securities.


When market or financial conditions warrant, the Portfolio may invest without limitation in money market instruments or investment grade debt obligations (rated BBB or higher) for temporary or defensive purposes. During these times, the Portfolio may make frequent securities trades that could cause the Portfolio to incur additional transaction costs that could be passed through to shareholders. Such investments strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 22.
 o Growth Investing Risk
 o Small-Cap and Mid-Cap Company Risk
 o Foreign Securities Risk


PORTFOLIO PERFORMANCE

The inception date for this Portfolio is September 1, 2000. Therefore, no prior performance information is available.


WHO MANAGES THE PORTFOLIO

AMERICAN EXPRESS FINANCIAL CORPORATION ("AEFC"), 200 AXP Financial Center, Minneapolis, MN 55474. AEFC has been the Adviser to the Portfolio since the Portfolio commenced operations. AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. AEFC has provided financial services since 1894. In addition to offering mutual funds, its family of companies also offers insurance, annuities, investment certificates and a broad range of financial management services.

LOUIS GIGLIO and SCOTT MULLINIX are principally responsible for the day-to-day management of the Portfolio. Mr. Giglio, portfolio manager, has been associated with AEFC since January 1994 as a senior equity analyst. Mr. Mullinix, associate portfolio manager, has been associated with AEFC since 1987.

INTERNATIONAL STOCK PORTFOLIOS

EQ/ALLIANCE GLOBAL PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified mix of equity securities of U.S. and established foreign companies. The Adviser believes the equity securities of these established non-U.S. companies have prospects for growth. The Portfolio intends to make investments in several countries and to have represented in the Portfolio business activities in not less than three different countries (including the United States).

   These non-U.S. companies may have operations in the United States, in their country of incorporation or in other countries.

The Portfolio may invest in any type of security including, but not limited to, common and preferred stock, as well as shares of mutual funds that invest in foreign securities, bonds and other evidences of indebtedness, and other securities of issuers wherever organized and governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal conditions to invest substantially all of its assets in equity securities.

The Portfolio may also use derivatives including: writing covered call and put options, purchasing call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

When market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by U.S. companies or in cash or cash equivalents, including money market instruments issued by foreign entities for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 22.

 o Growth Investing Risk

 o Foreign Securities Risk
   Emerging Market Risk
   Regulatory Risk

 o Liquidity Risk

 o Derivatives Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.


The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Global Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Global Portfolio) whose inception date is August 27, 1987. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfor mance results.

                   CALENDAR YEAR ANNUAL TOTAL RETURN

                            1991     30.2%
                            1992     -0.7%
                            1993     31.9%
                            1994      5.0%
                            1995     18.6%
                            1996     14.4%
                            1997     11.4%
                            1998     21.5%
                            1999     38.17%
                            2000    -18.86%

 Best quarter (% and time period)    Worst quarter (% and time period)
 26.51% (1998 4th Quarter)           (17.04)% (1999 3rd Quarter)

                  AVERAGE ANNUAL TOTAL RETURNS*
                          ONE YEAR       FIVE YEARS     TEN YEARS
 EQ/Alliance Global
   Portfolio -
   Class IB Shares     (18.86)%         11.62%         13.89%
 MSCI World
   Index**             (13.18)%         12.12%         11.93%

 * For periods prior to the inception of Class IB Shares (October 2, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

** For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

SANDRA L. YEAGER has been responsible for the day-to-day management of the Portfolio's and its predecessor's investment program since 1998. Ms. Yeager, a Senior Vice President of Alliance, has been associated with Alliance since 1990.

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies with prospects for growth.


THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies or foreign governmental enterprises that the Adviser believes have prospects for growth. The Portfolio may invest anywhere in the world (including developing countries or "emerging markets"), although it will not generally invest in the United States. The Portfolio may purchase securities of developing countries, which include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa.


   These non-U.S. companies may have operations in the United States, in their country of incorporation and/or in other countries.

The Portfolio intends to have represented in the Portfolio business activities in not less than three different countries.


The Portfolio may also invest in any type of investment grade, fixed income security including, but not limited to, preferred stock, convertible securities, bonds, notes and other evidences of indebtedness of foreign issuers, including obligations of foreign governments. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal market conditions to invest primarily in equity securities.


The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.


For temporary or defensive purposes, when market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by a single major developed country (e.g., the United States) or in cash or cash equivalents, including money market instruments issued by that country. In addition, the Portfolio may establish and maintain temporary cash balances in U.S. and foreign short-term high-grade money market instruments for defensive purposes or to take advantage of buying opportunities. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 22.

 o Foreign Securities Risk
    Emerging Market Risk
    Regulatory Risk

 o Liquidity Risk

 o Growth Investing Risk

 o Derivatives Risk

 o Leveraging Risk


PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last five calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance International Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance International Portfolio) whose inception date is April 3, 1995. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                   CALENDAR YEAR ANNUAL TOTAL RETURN

                            1996      9.6%
                            1997     -3.2%
                            1998     10.3%
                            1999     36.90%
                            2000    -22.86

 Best quarter (% and time period)    Worst quarter (% and time period)
 25.87% (1999 4th Quarter)           (15.72)% (1998 3rd Quarter)

                    AVERAGE ANNUAL TOTAL RETURNS*

                                 ONE           FIVE         SINCE
                                YEAR           YEARS      INCEPTION
                                ----           -----      ---------
 EQ/Alliance
   International Portfolio
   - Class IB Shares          (22.86)%         4.23%        5.57%
 MSCI EAFE Index**            (14.17)%         7.13%        7.80%

 * For periods prior to the inception of Class IB Shares (May 1, 1997), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

** For more information on this index, see the preceding section "The
   Benchmarks."



WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

SANDRA L. YEAGER has been responsible for the day-to-day management of the Portfolio and its predecessor since January 1999. Ms. Yeager, a Senior Vice President of Alliance, has been associated with Alliance since 1990.

FIXED INCOME PORTFOLIO

EQ/ALLIANCE QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with preservation of capital by investing primarily in investment grade fixed income securities.


THE INVESTMENT STRATEGY

The Portfolio expects to invest in readily marketable securities with relatively attractive yields that the Adviser believes do not involve undue risk.


The Portfolio will follow a policy of investing at least 65% of its total assets in securities which are rated at the time of purchase at least Baa by Moody's or BBB by S&P, or in unrated fixed income securities that the Adviser determines to be of comparable quality.


In the event that the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate in the circumstances. The Portfolio will also seek to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody's and S&P).


The Portfolio has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof. In this regard, the Portfolio plans to vary the proportions of its holdings of long- and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations), preferred stocks and dividend-paying common stocks in order to reflect the Adviser's assessment of prospective cyclical changes even if such action may adversely affect current income.


The Portfolio may also invest in foreign securities, although it will not invest more than 20% of its total assets in securities denominated in currencies other than the U.S. dollar. The Portfolio may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on foreign currencies for hedging purposes.


The Portfolio may also make use of various other investment strategies, including zero coupon pay-in-kind securities, collateralized mortgage obligations, securities lending with a value of up to 50% of its total assets, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis and repurchase agreements. The Portfolio may also use derivatives, including: purchasing put and call options and writing covered put and call options on securities it may purchase. The Portfolio also intends to write covered call options for cross-hedging purposes, which are designed to provide a hedge against a decline in value of another security which the Portfolio owns or has the right to acquire.

The Portfolio may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors.

When market or financial conditions warrant, the Portfolio may invest in certain money market instruments for temporary or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.


THE PRINCIPAL RISKS

This Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 22.

 o Fixed Income Risk

    Interest Rate Risk

    Investment Grade Securities Risk

    Mortgage-Backed Securities Risk

 o Portfolio Turnover Risk

 o Zero Coupon and Pay-in-Kind Securities Risk

 o Derivatives Risk

 o Convertible Securities Risk

 o Foreign Securities Risk

 o Securities Lending Risk

 o Leveraging Risk


PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last seven calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one and five years and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.


The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Quality Bond Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Quality Bond Portfolio) whose inception date is October 1, 1993. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.


Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                     CALENDAR YEAR ANNUAL TOTAL RETURN

                              1994    -5.4%
                              1995    16.8%
                              1996     5.1%
                              1997     8.9%
                              1998     8.4%
                              1999    -2.25%
                              2000    11.28%

 Best quarter (% and time period)    Worst quarter (% and time period)
 4.33% (2000 4th Quarter)            (1.66)% (1999 2nd Quarter)

                      AVERAGE ANNUAL TOTAL RETURNS*

                                                               SINCE
                                 ONE YEAR     FIVE YEARS     INCEPTION
                                 --------     ----------     ---------
 EQ/Alliance Quality Bond
   Portfolio - Class IB Shares     11.28%       6.12%          5.55%
 Lehman Aggregate Bonds**          11.63%       6.46%          6.45%

* For periods prior to the inception of Class IB Shares (July 8, 1998), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

** For more information on this index, see the preceding section "The
   Benchmarks."



WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

MATTHEW BLOOM has been responsible for the day-to-day management of the Portfolio and its predecessor since 1995. Mr. Bloom, a Senior Vice President of Alliance, has been associated with Alliance since 1989.

BALANCED/HYBRID PORTFOLIO

EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

THE INVESTMENT STRATEGY

The Portfolio allocates varying portions of its assets to a number of asset classes. The fixed income asset class will always comprise at least 10%, but never more than 60%, of the Portfolio's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Portfolio's total assets. Over time, the Portfolio's holdings, on average, are expected to be allocated 70% to equity securities and 30% to debt securities. Actual asset mixes will be adjusted in response to economic and credit market cycles.

The Portfolio's investments in equity securities will include both exchange-traded and over-the counter common stocks and other equity securities, including foreign stocks, preferred stocks, convertible debt instruments, as well as securities issued by small-and mid-sized companies that have favorable growth prospects.

The Portfolio's debt securities may include foreign debt securities, investment grade fixed income securities (including cash and money market instruments) as well as lower quality, higher yielding debt securities (junk bonds). The Portfolio may also make use of various other investment strategies and derivatives. Up to 50% of its total assets may be used for securities lending purposes. No more than 30% of the Portfolio's assets will be invested in securities of foreign issuers.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 22.

 o Asset Allocation Risk
 o Fixed Income Risk
     Interest Rate Risk
     Junk Bond Risk
 o Leveraging Risk
 o Small-Cap and Mid-Cap Company Risk
 o Liquidity Risk
 o Convertible Securities Risk
 o Derivatives Risk
 o Foreign Securities Risk
 o Portfolio Turnover Risk
 o Securities Lending Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of a "blended" index of equity and fixed income securities. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) whose inception date is October 2, 1989. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                   CALENDAR YEAR ANNUAL TOTAL RETURN

                             1991    48.7%
                             1992     4.7%
                             1993    15.0%
                             1994    -3.4%
                             1995    26.1%
                             1996    12.4%
                             1997    16.6%
                             1998    18.8%
                             1999    26.27%
                             2000    -6.94

 Best quarter (% and time period)    Worst quarter (% and time period)
 18.09% (1998 4th Quarter)           (9.8)% (1998 3rd Quarter)

AVERAGE ANNUAL TOTAL RETURNS*

                                  ONE YEAR      FIVE YEARS     TEN YEARS
                                  --------      ----------     ---------
 EQ/Alliance Growth Investors
   Portfolio - Class IB Shares     (6.94)%         12.79%         14.81%
 70% S&P 500 Index/30%
   Lehman Gov't/Corp.**, ***       (2.99)%         14.87%         14.74%
 S&P 500 Index**                   (9.10)%         18.33%         17.44%

  * For periods prior to the inception of Class IB Shares (October 2, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

 ** For more information on this index, see the preceding section "The Benchmarks."

*** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.

3.  More information on principal risks
--------------------------------------------------------------------------------

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

MARKET RISK: Each Portfolio's share price moves up and down over the short term in reaction to stock or bond market movements. This means that you could lose money over short periods, and perhaps over longer periods during extended market downturns.

SECURITY SELECTION RISK: The Adviser(s) for each Portfolio rely on the insights of different specialists in making investment decisions based on the Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the actual allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value between the Manager's periodic rebalancing.

CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include stock options, securities index options, currency options, forward currency exchange contracts, futures contracts, swaps and options on futures contracts. Certain Portfolios can use derivatives involving the U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase your exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISK: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

      ASSET-BACKED SECURITIES RISK: The Portfolio's investments in asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield.

      CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

      Credit risk is particularly significant for certain Portfolios, such as the EQ/Alliance Growth Investors Portfolio, that may invest a material portion of their assets in "JUNK BONDS" or lower-rated securities (i.e., rated BB or lower by S&P or an equivalent rating by any other nationally recognized securities ratings organizations

      ("NRSRO") or unrated securities of similar quality). These debt securities and similar unrated securities have speculative elements or are predominantly speculative credit risks. Portfolios such as the EQ/Alliance Growth Investors Portfolio may also be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

      INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

      MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

      INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Baa or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

      JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade (i.e. BB by S&P or Ba by Moody's) are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value. A Portfolio investing in "junk bonds" may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

FOREIGN SECURITIES RISK: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

      CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

      EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

      GEOGRAPHIC RISK: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

      POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

      REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

      TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

LEVERAGING RISK: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

PORTFOLIO TURNOVER RISK: Consistent with their investment policies, the Portfolios also will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs that could be passed through to shareholders.

SECURITIES LENDING RISK: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

SMALL-CAP OR MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

ZERO COUPON AND PAY-IN-KIND SECURITIES RISK: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

4. Management of the Trust
--------------------------------------------------------------------------------

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."


THE TRUST

The Trust is organized as a Delaware business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust issues shares of beneficial interest that are currently divided among thirty-nine (39) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.


THE MANAGER

The Equitable Life Assurance Society of the United States ("Equitable"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. EQ Financial Consultants, Inc. ("EQFC") previously served as the Manager of the Trust, until September 17, 1999 when the Trust's Investment Management Agreement was transferred to Equitable. Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly-owned subsidiary of AXA Financial, Inc., which is a wholly-owned subsidiary of AXA, a French insurance holding company.


Subject to the supervision and direction of the Board of Trustees, the Manager has overall responsibility for the general management of the Trust. In the exercise of that responsibility, and under the Multi-Manager Order, the Manager, without obtaining shareholder approval but subject to the review and approval by the Board of Trustees, may: (i) select new or additional Advisers for the Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers. The Manager also monitors each Adviser's investment program and results, reviews brokerage matters, and carries out the directives of the Board of Trustees. The Manager also supervises the provision of services by third parties such as the Trust's custodian.


The contractual management fee rates payable by the Trust are at the following annual percentages of the value of each Portfolio's average daily net assets:

CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                 FIRST          NEXT          NEXT          NEXT
 DEBT PORTFOLIO             $750 MILLION   $750 MILLION   $1 BILLION   $2.5 BILLION   THEREAFTER
-------------------------- -------------- -------------- ------------ -------------- -----------
EQ/Alliance Quality Bond        0.525%         0.500%        0.475%        0.455%        0.445%

CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                     FIRST        NEXT         NEXT         NEXT
 EQUITY PORTFOLIOS               $1 BILLION   $1 BILLION   $3 BILLION   $5 BILLION   THEREAFTER
------------------------------- ------------ ------------ ------------ ------------ -----------
EQ/AXP New Dimensions               0.650%       0.600%       0.575%       0.550%       0.525%
EQ/AXP Strategy Aggressive          0.700%       0.650%       0.625%       0.600%       0.575%
EQ/Alliance Global                  0.750%       0.700%       0.675%       0.650%       0.625%
EQ/Alliance Growth and Income       0.600%       0.550%       0.525%       0.500%       0.475%
EQ/Alliance Growth Investors        0.600%       0.550%       0.525%       0.500%       0.475%
EQ/Alliance International           0.850%       0.800%       0.775%       0.750%       0.725%

The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager (or the predecessor Manager for certain of the Portfolios) received in 2000 for managing each of the Portfolios and the rate of the management fees waived by the Manager (or the predecessor Manager for certain of the Portfolios) in 2000 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.

MANAGEMENT FEES PAID BY THE PORTFOLIOS IN 2000


                                  ANNUAL         RATE OF
                                   RATE           FEES
 PORTFOLIOS                      RECEIVED        WAIVED
 ----------                      --------        ------
 EQ/Alliance Global               0.69%          0.00%
 EQ/Alliance Growth & Income      0.56%          0.00%
 EQ/Alliance Growth Investors     0.54%          0.00%
 EQ/Alliance International        0.87%          0.00%
 EQ/Alliance Quality Bond         0.53%          0.00%
 EQ/AXP New Dimensions            0.65%          1.18%
 EQ/AXP Strategy Aggressive       0.70%          0.52%

EXPENSE LIMITATION AGREEMENT

In the interest of limiting until April 30, 2002 the expenses of each Portfolio (except for the Portfolios for which Alliance serves as sole Investment Adviser), the Manager has entered into an amended and restated expense limitation agreement with the Trust with respect to those Portfolios ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to the following respective expense ratios:


EXPENSE LIMITATION PROVISIONS



                                     TOTAL EXPENSES
                                    LIMITED TO (% OF
 PORTFOLIOS                         DAILY NET ASSETS)
 ----------                       ---------------------
 EQ/AXP New Dimensions                    0.70%
 EQ/AXP Strategy Aggressive               0.75%

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio in accordance with the Expense Limitation Agreement during any of the previous five (5) fiscal years, (or three (3) fiscal years for certain Portfolios) less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Each Portfolio has one or more Advisers that furnish an investment program for the Portfolio (or portion thereof for which the entity serves as Adviser) pursuant to an investment advisory agreement with the Manager. Each Adviser makes investment decisions on behalf of the Portfolio (or portion thereof for which the entity serves as Adviser), places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser or the Manager and may perform certain limited related administrative functions in connection therewith.

The Manager has received an exemptive order, the Multi-Manager Order, from the SEC that permits the Manager, subject to board approval and without obtaining the approval of the relevant Portfolio's shareholders to: (a) employ a new Adviser or additional Advisers for any Portfolio; (b) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (c) terminate and replace the Advisers. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act ("Affiliated Adviser"), such as Alliance, unless the investment advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in an information statement under Schedule 14C of the Securities Exchange Act of 1934, as amended ("1934 Act").

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. From time to time, the advisory fee may be changed without shareholder approval. No Portfolio is responsible for the fees paid to each of the Advisers.

THE ADMINISTRATOR

Pursuant to an agreement, Equitable currently serves as the Administrator to the Trust. As Administrator, Equitable provides the Trust with necessary administrative, fund accounting and compliance services, and makes available the office space, equipment, personnel and facilities required to provide such services to the Trust.

Equitable may carry out its responsibilities either directly or through sub-contracting with third party service providers. For these services, the Trust pays Equitable $30,000 for each Portfolio, and a monthly fee at the annual rate of 0.04 of 1% of the first $3 billion of total Trust average daily net assets, 0.03 of 1% of the next $3 billion; 0.025 of 1% of the next $4 billion; and 0.0225% of 1% of the total Trust average daily net assets in excess of $10 billion.


THE TRANSFER AGENT

Equitable serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.


BROKERAGE PRACTICES

In selecting brokers and dealers in accordance with Section 28(e) of the 1934 Act, the Manager and each Adviser may consider research and brokerage services received by the Manager, the Advisers, the Trust or any Portfolio. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers. Finally, at the discretion of the Board, the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment or (ii) allocate brokerage to broker dealers in recognition of their past sales of shares of the Trust.


BROKERAGE TRANSACTIONS WITH AFFILIATES

To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be affiliated with the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or the Advisers unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered this issue and believes, based upon advice of counsel, that a broker-dealer affiliate of an Adviser to one Portfolio should not be treated as an affiliate of an Adviser to another Portfolio for which such Adviser does not provide investment advice in whole or in part. The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.

5. Fund distribution arrangements
--------------------------------------------------------------------------------

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC ("AXA Advisors") serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and EDI are affiliates of Equitable. Both AXA Advisors and EDI are registered as broker-dealers under the 1934 Act and are members of the National Association of Securities Dealers, Inc.

It is anticipated that by June 30, 2001, Equitable Distributors, LLC ("EDI LLC") will become a successor by merger to all of the functions, rights and obligations of EDI, including the role of distributor for the Trust. Like EDI, EDI LLC is owned by Equitable Holdings, LLC. Accordingly, once the successor by merger is complete, all references to the principal underwriter EDI in each prospectus should be replaced with EDI LLC.

The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

6. Purchase and redemption
--------------------------------------------------------------------------------

The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust.


Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses and class related expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on days on which the New York Stock Exchange ("NYSE") is closed for trading.


Portfolios that invest a significant portion of their assets in foreign securities may experience changes in their net asset value on days when a shareholder may not purchase or redeem shares of that Portfolio because foreign securities (other than depositary receipts) are valued at the close of business in the applicable foreign country.


All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders.


The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

You should note that the Trust is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Trust's Portfolios. These kinds of strategies and transfer activities are disruptive to the Trust's Portfolios. If we determine that your transfer patterns among the Trust's Portfolio's are disruptive to the Trust's Portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

We currently consider transfers into and out of (or vice versa) a Portfolio within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently give additional individualized notice, to owners who have engaged in such activity, of our intention to restrict such services. However, we may not continue to give such individualized notice. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.

7. How assets are valued
--------------------------------------------------------------------------------

Values are determined according to accepted practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

o Foreign securities not traded directly, including depositary receipts, in the United States are valued at representative quoted prices in the currency in the country of origin. Foreign currency is converted into United States dollar equivalents at current exchange rates. Because foreign markets may be open at different times than the NYSE, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolios' foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments may be valued at their fair value.

o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value.

o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.

The Trust may also fair value securities in other situations, for example, when a particular foreign market is closed but the Trust is open. This policy is intended to assure that a Portfolio's net asset value fairly reflects securities values as of the time of pricing.

8.  Tax information
--------------------------------------------------------------------------------

Each Portfolio of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, that could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator, and Manager therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

9. Financial Highlights
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance for the Trust's Class IA and Class IB shares since May 1, 1997. With respect to the Portfolios that are advised by Alliance financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio's operations). The information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 2000 appears in the Trust's Annual Report. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.


EQ/ALLIANCE GLOBAL PORTFOLIO

(FKA ALLIANCE GLOBAL PORTFOLIO)(d)(e):



                                                                    CLASS IA
                                  -----------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                  -----------------------------------------------------------------------------
                                          2000             1999           1998           1997          1996
                                  ------------------- -------------- -------------- -------------- ------------
Net asset value, beginning of
  period ........................    $     25.16        $   19.46      $   17.29      $   16.92      $ 15.74
                                     -----------        ---------      ---------      ---------      -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ........................          (0.01)            0.10           0.14           0.17         0.21
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions .........          (4.44)            7.25           3.56           1.75         2.05
                                     -----------        ---------      ---------      ---------      -------
 Total from investment
  operations ....................          (4.45)            7.35           3.70           1.92         2.26
                                     -----------        ---------      ---------      ---------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............          (0.04)           (0.02)         (0.22)         (0.36)       (0.21)
 Dividends in excess of net
  investment income .............              -                -              -              -        (0.08)
 Distributions from realized
  gains .........................          (2.17)           (1.63)         (1.31)         (1.19)       (0.79)
 Distributions in excess of
  realized gains ................              -                -              -              -            -
                                     -----------        ----------     ----------     ----------     --------
 Total dividends and
  distributions .................          (2.21)           (1.65)         (1.53)         (1.55)       (1.08)
                                     -----------        ----------     ----------     ----------     --------
Net asset value, end of period       $     18.50        $   25.16      $   19.46      $   17.29      $ 16.92
                                     ===========        ==========     ==========     ==========     ========
Total return ....................         (18.66)%          38.53%         21.80%         11.66%       14.60%
                                     ===========        ==========     ==========     ==========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .......................    $ 1,528,794        $1,869,185     $1,360,220     $1,203,867    $997,041
Ratio of expenses to average
  net assets ....................           0.78%(c)          0.70%          0.71%          0.69%       0.60%
Ratio of net investment
  income to average net
  assets ........................          (0.03)%(c)         0.45%          0.72%          0.97%       1.28%
Portfolio turnover rate .........             53%               93%           105%            57%         59%



                                                                   CLASS IB
                                  ---------------------------------------------------------------------------
                                                                                               OCTOBER 2,*
                                                  YEAR ENDED DECEMBER 31,                        1996 TO
                                  --------------------------------------------------------    DECEMBER 31,
                                          2000            1999         1998        1997           1996
                                  ------------------- ------------ ----------- ----------- ------------------
Net asset value, beginning of
  period ........................    $     25.05        $ 19.41      $ 17.27     $ 16.91      $    16.57
                                     -----------        -------      -------     -------      ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ........................          (0.01)          0.03         0.08        0.12            0.02
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions .........          (4.47)          7.24         3.56        1.76            0.81
                                     -----------        -------      -------     -------      ----------
 Total from investment
  operations ....................          (4.48)          7.27         3.64        1.88            0.83
                                     -----------        -------      -------     -------      ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............          (0.04)             -        (0.19)      (0.33)              -
 Dividends in excess of net
  investment income .............              -              -            -           -           (0.11)
 Distributions from realized
  gains .........................          (2.17)         (1.63)       (1.31)      (1.19)          (0.10)
 Distributions in excess of
  realized gains ................              -              -            -           -           (0.28)
                                     -----------        --------     -------     -------      ----------
 Total dividends and
  distributions .................          (2.21)         (1.63)       (1.50)      (1.52)          (0.49)
                                     -----------        --------     -------     -------      ----------
Net asset value, end of period       $     18.36        $ 25.05      $ 19.41     $ 17.27      $    16.91
                                     ===========        ========     =======     =======      ==========
Total return ....................         (18.86)%        38.17%      21.50%      11.38%           4.98%(b)
                                     ===========        ========     =======     =======      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .......................    $   198,482       $121,052     $47,982     $21,520      $      290
Ratio of expenses to average
  net assets ....................           1.03%(c)       0.95%       0.96%       0.97%           0.86% (a)
Ratio of net investment
  income to average net
  assets ........................          (0.28)%(c)      0.16%       0.41%       0.67%           0.48% (a)
Portfolio turnover rate .........             53%            93%        105%         57%             59%

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

(FKA ALLIANCE GROWTH AND INCOME PORTFOLIO)(d)(e):



                                                                  CLASS IA
                                    --------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                    --------------------------------------------------------------------
                                         2000           1999          1998         1997         1996
                                    -------------- -------------- ------------ ------------ ------------
Net asset value, beginning of
  period ..........................   $   18.24      $   16.99      $ 15.38      $ 13.01      $ 11.70
                                      ---------      ---------      -------      -------      -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............        0.17           0.06         0.06         0.15         0.24
 Net realized and unrealized
  gain (loss) on
  investments .....................        1.35           3.05         3.08         3.30         2.05
                                      ---------      ---------      -------      -------      -------
 Total from investment
  operations ......................        1.52           3.11         3.14         3.45         2.29
                                      ---------      ---------      -------      -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............       (0.16)         (0.05)       (0.05)       (0.15)       (0.23)
 Distributions from realized
  gains ...........................       (1.90)         (1.81)       (1.48)       (0.93)       (0.75)
                                      ----------     ----------     --------     --------     --------
 Total dividends and
  distributions ...................       (2.06)         (1.86)       (1.53)       (1.08)       (0.98)
                                      ----------     ----------     --------     --------     --------
Net asset value, end of period        $   17.70      $   18.24      $ 16.99      $ 15.38      $ 13.01
                                      ==========     ==========     ========     ========     ========
Total return ......................        8.95%         18.66%       20.86%       26.90%       20.09%
                                      ==========     ==========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................  $1,418,245     $1,241,619     $877,744     $555,059     $232,080
Ratio of expenses to average
  net assets ......................        0.61%          0.57%        0.58%        0.58%        0.58%
Ratio of net investment
  income to average net
  assets ..........................        0.92%          0.33%        0.38%        0.99%        1.94%
Portfolio turnover rate ...........          57%            70%          74%          79%          88%



                                                            CLASS IB
                                    ---------------------------------------------------------
                                                                              MAY 1, 1997*
                                           YEAR ENDED DECEMBER 31,                 TO
                                    --------------------------------------    DECEMBER 31,
                                        2000         1999         1998            1997
                                    ------------ ------------ ------------ ------------------
Net asset value, beginning of
  period ..........................   $ 18.16      $ 16.95      $ 15.36        $  13.42
                                      -------      -------      -------        ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............      0.13         0.01         0.03            0.05
 Net realized and unrealized
  gain (loss) on
  investments .....................      1.34         3.04         3.07            2.91
                                      -------      -------      -------        ---------
 Total from investment
  operations ......................      1.47         3.05         3.10            2.96
                                      -------      -------      -------        ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............     (0.12)       (0.03)       (0.03)          (0.09)
 Distributions from realized
  gains ...........................     (1.90)       (1.81)       (1.48)          (0.93)
                                      --------     --------     --------       ---------
 Total dividends and
  distributions ...................     (2.02)       (1.84)       (1.51)          (1.02)
                                      --------     --------     --------       ---------
Net asset value, end of period        $ 17.61      $ 18.16      $ 16.95        $  15.36
                                      ========     ========     ========       =========
Total return ......................      8.68%       18.37%       20.56%         22.41%(b)
                                      ========     ========     ========       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................  $464,600     $261,663     $120,558        $32,697
Ratio of expenses to average
  net assets ......................      0.86%        0.82%        0.83%          0.83%(a)
Ratio of net investment
  income to average net
  assets ..........................      0.71%        0.06%        0.17%          0.43%(a)
Portfolio turnover rate ...........        57%          70%          74%            79%

EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO
(FKA ALLIANCE GROWTH INVESTORS PORTFOLIO)(d)(e):

                                                                        CLASS IA
                                     ------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------------------
                                           2000             1999            1998           1997           1996
                                     --------------- ----------------- -------------- -------------- --------------
Net asset value, beginning of
  period ...........................    $   22.57        $  19.87        $   18.55      $   17.20      $   17.68
                                        ---------        --------        ---------      ---------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .............         0.42            0.37             0.41           0.41           0.40
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .....................        (1.99)           4.83             3.03           2.43           1.66
                                        ---------        --------        ---------      ---------      ---------
 Total from investment
  operations .......................        (1.57)           5.20             3.44           2.84           2.06
                                        ---------        --------        ---------      ---------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ................        (0.40)          (0.35)           (0.41)         (0.46)         (0.40)
 Dividends in excess of net
  investment income ................            -               -                -              -          (0.03)
 Distributions from realized
  gains ............................        (1.43)          (2.15)           (1.71)         (1.03)         (2.10)
 Distributions in excess of
  realized gains ...................            -               -                -              -          (0.01)
                                        ---------        --------        ----------     ----------     ----------
 Total dividends and
  distributions ....................        (1.83)          (2.50)           (2.12)         (1.49)         (2.54)
                                        ---------        --------        ----------     ----------     ----------
Net asset value, end of period .....    $   19.17        $  22.57        $   19.87      $   18.55      $   17.20
                                        =========        ========        ==========     ==========     ==========
Total return .......................        (6.71)%         26.58%           19.13%         16.87%         12.61%
                                        =========        ========        ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)      $2,293,353       $2,495,787      $1,963,074     $1,630,389     $1,301,643
Ratio of expenses to average net
  assets ...........................         0.60%            0.53%(d)        0.55%          0.57%          0.57%
Ratio of net investment income
  to average net assets ............         1.89%            1.71%(d)        2.10%          2.18%          2.31%
Portfolio turnover rate ............           80%              98%            102%           121%           190%
                                                                  CLASS IB
                                     -------------------------------------------------------------------
                                                                                           OCTOBER 2,*
                                                  YEAR ENDED DECEMBER 31,                    1996 TO
                                     --------------------------------------------------   DECEMBER 31,
                                          2000         1999         1998        1997          1996
                                     ------------- ------------ ----------- ----------- ----------------
Net asset value, beginning of
  period ...........................    $ 22.51      $ 19.84      $ 18.52     $ 17.19      $   16.78
                                        -------      -------      -------     -------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .............       0.36         0.31         0.36        0.36           0.07
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .....................      (1.99)        4.82         3.03        2.43           0.71
                                        -------      -------      -------     -------      ---------
 Total from investment
  operations .......................      (1.63)        5.13         3.39        2.79           0.78
                                        -------      -------      -------     -------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ................      (0.35)       (0.31)       (0.36)      (0.43)         (0.02)
 Dividends in excess of net
  investment income ................          -            -            -           -          (0.09)
 Distributions from realized
  gains ............................      (1.43)       (2.15)       (1.71)      (1.03)         (0.02)
 Distributions in excess of
  realized gains ...................          -            -            -           -          (0.24)
                                        -------      --------     -------     -------      ---------
 Total dividends and
  distributions ....................      (1.78)       (2.46)       (2.07)      (1.46)         (0.37)
                                        -------      --------     -------     -------      ---------
Net asset value, end of period .....    $ 19.10      $ 22.51      $ 19.84     $ 18.52      $   17.19
                                        =======      ========     =======     =======      =========
Total return .......................      (6.94)%      26.27%       18.83%      16.58%          4.64%(b)
                                        =======      ========     =======     =======      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)      $326,220     $202,850      $92,027     $35,730      $     472
Ratio of expenses to average net
  assets ...........................       0.85%        0.78%        0.80%       0.82%          0.84%(a)
Ratio of net investment income
  to average net assets ............       1.64%        1.44%        1.85%       1.88%          1.69%(a)
Portfolio turnover rate ............         80%          98%         102%        121%           190%

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

(FKA ALLIANCE INTERNATIONAL PORTFOLIO)(d)(e):



                                                                  CLASS IA
                                  ------------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                  ------------------------------------------------------------------------
                                          2000            1999         1998          1997         1996
                                  ------------------- ------------ ------------ ------------- ------------
Net asset value, beginning of
  period ........................    $     15.03        $ 11.13      $ 10.27       $ 11.50      $ 10.87
                                     -----------        -------      -------       -------      -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ........................          (0.01)          0.08         0.09          0.10         0.13
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions .........          (3.33)          4.07         0.97         (0.45)        0.94
                                     -----------        -------      -------       -------      -------
 Total from investment
  operations ....................          (3.34)          4.15         1.06         (0.35)        1.07
                                     -----------        -------      -------       -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............          (0.05)             -        (0.20)        (0.32)       (0.10)
 Dividends in excess of net
  investment income .............              -              -            -             -        (0.09)
 Distributions from realized
  gains .........................          (1.02)         (0.25)           -         (0.56)       (0.25)
                                     -----------        --------     --------      -------      --------
 Total dividends and
  distributions .................          (1.07)         (0.25)       (0.20)        (0.88)       (0.44)
                                     -----------        --------     --------      -------      --------
Net asset value, end of
  period ........................    $     10.62        $ 15.03      $ 11.13       $ 10.27      $ 11.50
                                     ===========        ========     ========      =======      ========
Total return ....................         (22.77)%        37.31 %      10.57 %       (2.98)%       9.82%
                                     ===========      ==========   ==========      =======      ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (000's) ................    $   228,325       $268,541     $204,767      $190,611     $151,907
Ratio of expenses to average
  net assets ....................           1.16%(c)       1.08%        1.06%         1.08%        1.06%
Ratio of net investment
  income to average net
  assets ........................          (0.03)%(c)      0.70%        0.81%         0.83%        1.10%
Portfolio turnover rate .........             80%           152%          59%           59%          48%

                                                             CLASS IB
                                  --------------------------------------------------------------
                                                                                 MAY 1, 1997*
                                            YEAR ENDED DECEMBER 31,                   TO
                                  -------------------------------------------    DECEMBER 31,
                                          2000            1999        1998           1997
                                  ------------------- ----------- ----------- ------------------
Net asset value, beginning of
  period ........................    $     14.96       $ 11.11    $ 10.26        $    11.39
                                     -----------       -------    -------        ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ........................          (0.01)         0.04       0.05              0.02
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions .........          (3.33)         4.06       0.98             (0.31)
                                     -----------       -------    -------        ----------
 Total from investment
  operations ....................          (3.34)         4.10       1.03             (0.29)
                                     -----------       -------    -------        ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............          (0.05)            -      (0.18)            (0.28)
 Dividends in excess of net
  investment income .............              -             -          -                 -
 Distributions from realized
  gains .........................          (1.02)        (0.25)         -             (0.56)
                                     -----------       -------    -------        ----------
 Total dividends and
  distributions .................          (1.07)        (0.25)     (0.18)            (0.84)
                                     -----------       -------    -------        ----------
Net asset value, end of
  period ........................    $     10.55       $ 14.96    $ 11.11        $    10.26
                                     ===========       =======    =======        ==========
Total return ....................         (22.86)%       36.90 %    10.30 %           (2.54)%(b)
                                     ===========      =========   =========      ==========





RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (000's) ................    $    37,171       $18,977     $7,543         $   3,286
Ratio of expenses to average
  net assets ....................           1.41%(c)      1.33%      1.31%             1.38%(a)
Ratio of net investment
  income to average net
  assets ........................          (0.28)%(c)     0.36%      0.44%             0.20%(a)
Portfolio turnover rate .........             80%          152%        59%               59%

EQ/ALLIANCE QUALITY BOND PORTFOLIO

(FKA ALLIANCE QUALITY BOND PORTFOLIO)(d)(e):

                                                                CLASS IA
                                    ----------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                    ----------------------------------------------------------------
                                        2000         1999         1998         1997         1996
                                    ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of
  period ..........................    $   9.11      $   9.84   $  9.74      $  9.49      $  9.61
                                       --------      --------   -------      -------      -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............        0.60          0.54      0.55         0.60         0.57
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........        0.44         (0.74)     0.28         0.24        (0.07)
                                       --------      --------   -------      -------      --------
 Total from investment
  operations ......................        1.04         (0.20)     0.83         0.84         0.50
                                       --------      --------   -------      -------      --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............       (0.60)        (0.50)    (0.53)       (0.59)       (0.60)
 Dividends in excess of net
  investment income ...............           -             -         -            -        (0.02)
 Distributions from realized
  gains ...........................           -         (0.03)    (0.20)           -            -
                                       --------      --------   --------     --------     --------
 Total dividends and
  distributions ...................       (0.60)        (0.53)    (0.73)       (0.59)       (0.62)
                                       --------      --------   --------     --------     --------
Net asset value, end of period         $   9.55      $   9.11   $  9.84      $  9.74      $  9.49
                                       ========      ========   ========     ========     ========
Total return ......................       11.48%        (2.00)%    8.69%        9.14%        5.36%
                                       ========      ========   ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................    $553,109      $329,895  $322,418     $203,233     $155,023
Ratio of expenses to average
  net assets ......................        0.59%         0.56%     0.57%        0.57%        0.59%
Ratio of net investment
  income to average net
  assets ..........................        6.34%         5.64%     5.48%        6.19%        6.06%
Portfolio turnover rate ...........         282%          147%      194%         374%         431%



                                                     CLASS IB
                                    -------------------------------------------
                                                                JULY 8, 1998*
                                    YEAR ENDED DECEMBER 31,          TO
                                    ------------------------    DECEMBER 31,
                                        2000        1999            1998
                                    ----------- ------------ ------------------
Net asset value, beginning of
  period ..........................  $ 9.09       $ 9.84          $ 9.90
                                     ------       ------          ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............    0.57         0.52            0.25
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........    0.45        (0.75)           0.14
                                     ------       ------          ------
 Total from investment
  operations ......................    1.02        (0.23)           0.39
                                     ------       ------          ------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............   (0.59)       (0.49)          (0.25)
 Dividends in excess of net
  investment income ...............       -            -               -
 Distributions from realized
  gains ...........................       -        (0.03)          (0.20)
                                     ------       ------          ------
 Total dividends and
  distributions ...................   (0.59)       (0.52)          (0.45)
                                     ------       ------          ------
Net asset value, end of period       $ 9.52       $ 9.09          $ 9.84
                                     ======       ======          ======
Total return ......................   11.28%       (2.25)%          4.05%(b)
                                     ======       ======          ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................  $9,159       $1,094          $   10






Ratio of expenses to average
  net assets ......................    0.84%        0.81%           0.81%(a)
Ratio of net investment
  income to average net
  assets ..........................    5.98%        5.39%           5.06%(a)
Portfolio turnover rate ...........     282%         147%            194%

EQ/AXP NEW DIMENSIONS PORTFOLIO:


                                                                                    CLASS IB
                                                                              -------------------
                                                                               SEPTEMBER 1, 2000*
                                                                                       TO
                                                                               DECEMBER 31, 2000
                                                                              -------------------
Net asset value, beginning of period ......................................      $    10.00
                                                                                 ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...................................................            0.01
  Net realized and unrealized gain (loss) on investments ..................           (1.69)
                                                                                 ----------
  Total from investment operations ........................................           (1.68)
                                                                                 ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ....................................           (0.01)
  Distributions from realized gains .......................................               -
                                                                                 ----------
  Total dividends and distributions .......................................           (0.01)
                                                                                 ----------
Net asset value, end of period ............................................      $     8.31
                                                                                 ==========
Total return ..............................................................          (16.78)%(b)
                                                                                 ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................................      $    6,899
Ratio of expenses to average net assets after waivers .....................            0.95%(a)
Ratio of expenses to average net assets before waivers ....................            2.13%(a)
Ratio of net investment income (loss) to average net assets after waivers .            0.55%(a)
Ratio of net investment income (loss) to average net assets before waivers            (0.63)%(a)
Portfolio turnover rate ...................................................               3%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ..............................      $     0.02

EQ/AXP STRATEGY AGGRESSIVE PORTFOLIO:


                                                                                    CLASS IB
                                                                              -------------------
                                                                               SEPTEMBER 1, 2000*
                                                                                       TO
                                                                               DECEMBER 31, 2000
                                                                              -------------------
Net asset value, beginning of period ......................................      $    10.00
                                                                                 ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...................................................            0.01
  Net realized and unrealized gain (loss) on investments ..................           (3.79)
                                                                                 ----------
  Total from investment operations ........................................           (3.78)
                                                                                 ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ....................................           (0.01)
  Distributions from realized gains .......................................               -
                                                                                 ----------
  Total dividends and distributions .......................................           (0.01)
                                                                                 ----------
Net asset value, end of period ............................................      $     6.21
                                                                                 ==========
Total return ..............................................................          (37.61)%(b)
                                                                                 ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................................      $   15,160
Ratio of expenses to average net assets after waivers .....................            1.00%(a)
Ratio of expenses to average net assets before waivers ....................            1.52%(a)
Ratio of net investment income (loss) to average net assets after waivers .            0.49%(a)
Ratio of net investment income (loss) to average net assets before waivers            (0.03)%(a)
Portfolio turnover rate ...................................................              58%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ..............................      $     0.01

---------
*    Commencement of Operations.

(a)  Annualized.

(b)  Total return is not annualized.

(c) Reflects overall fund ratios for investment income and non-class specific expense.

(d) On October 18, 1999, this Portfolio received through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.

(e) Net investment income and capital changes per share are based on monthly average shares outstanding.

10. Prior performance of each adviser
--------------------------------------------------------------------------------

The following table provides information concerning the historical performance of another registered investment company (or series) and/or composite of other institutional private accounts and registered investment companies managed by each Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of the Advisers in managing substantially similar investment vehicles as measured against specified market indices. This data does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser and should not confuse this performance data with performance data for each of the Trust's Portfolios, which is shown for each Portfolio under the caption "ABOUT THE INVESTMENT PORTFOLIOS."


The Adviser's performance data shown below for other registered investment companies (or series thereof) was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. In each such instance, the share prices and investment returns will fluctuate, reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.


Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The institutional private accounts that are included in the Composite are not subject to the same types of expenses to which the relevant Portfolio is subject or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite could have been adversely affected if the institutional private accounts included in the Composite had been regulated as investment companies under the federal securities laws.


The major difference between the SEC prescribed calculation of average annual total returns for registered investment companies or (series thereof) and total returns for composite performance is that average annual total returns reflect all fees and charges applicable to the registered investment company in question and the total return calculation for the Composite reflects only those fees and charges described in the paragraph directly above.

The performance results for the registered investment companies or Composite presented below are generally subject to somewhat lower fees and expenses than the relevant Portfolios although in most instances the fees and expenses are substantially similar. In addition, holders of Contracts representing interests in the Portfolios below will be subject to charges and expenses relating to such Contracts. The performance results presented below do not reflect any insurance related expenses and would be reduced if such charges were reflected.


The investment results presented below are unaudited. For more information on the specified market indices used below, see the section "The Benchmarks."

ANNUAL RATES OF RETURN OF OTHER FUNDS OR ACCOUNTS MANAGED BY ADVISERS AS OF 12/31/00

The name of the other fund or account managed by the Adviser is shown in BOLD. The name of the Trust Portfolio is shown in (parentheses). The name of the benchmark is shown in italics.


                                                                1           5          10        Since      Inception
OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)      Year       Years       Years     Inception      Date
----------------------------------------------------------- ----------- ----------- ----------- ----------- ------------
Benchmark

AXP NEW DIMENSIONS FUND(4), (2) - AEFC (EQ/AXP NEW DIMENSIONS PORTFOLIO)
                                                                -8.82%      19.00%      18.96%  N/A             8/1/68
S&P 500 Index(1)                                                -9.10%      18.33%      17.44%  N/A
-----------------------------------------------------------   -------      ------       -----   -----------
AXP STRATEGY AGGRESSIVE FUND(5), (2) - AEFC (EQ/AXP STRATEGY AGGRESSIVE PORTFOLIO)
                                                               -18.48%     -18.31%      16.83%  N/A            5/14/84
Russell MidCap Growth Index(3)                                 -11.75%      17.77%      18.10%  N/A
-----------------------------------------------------------   -------     -------       -----   -----------

1 The S&P 500 Index ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

2 Performance for the Class A shares. The Class A shares are in many instances subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary.

3 The Russell MidCap Growth Index is an unmanaged index (with no defined investment objective) measuring the performance of those Russell MidCap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The index does not include fees or operating expenses and is not available for actual investment. It is compiled by the Frank Russell Company.

4 The annual fees and expenses of the similar registered investment company (or series thereof) (or composite) whose prior performance is shown in the table above were less than those of the relevant Trust's Portfolio. Consequently, if the Trust Portfolio's annual fees and expenses were used in the calculation of the performance of the similar registered investment company (or composite) that performance would be reduced.

5 The annual fees and expenses of the similar registered investment company (or series thereof) (or composite) whose prior performance is shown in the table above were higher than those of the relevant Trust's Portfolio. Consequently, if the Trust Portfolio's annual fees and expenses were used in the calculation of the performance of the similar registered investment company (or composite) that performance would be increased.

--------------------------------------------------------------------------------

If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:


ANNUAL AND SEMI-ANNUAL REPORTS

The Annual and Semi-Annual Reports include more information about the Trust's performance and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, dated May 1, 2001, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-888-292-4492.

You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

Investment Company Act File Number: 811-07953